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                                                                    Exhibit 99.7

         THIS SUPPLEMENTAL INDENTURE NO. 1 dated as of December 21, 2001 (the "Supplemental Indenture") among Loral Cyberstar, Inc., (formerly) Orion Network Systems, Inc., a Delaware corporation, as Issuer, (the "Issuer"), the Subsidiary Guarantors party hereto, and Bankers Trust Company, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee") to the Indenture dated as of January 31, 1997 (the "Original Indenture").

                                   WITNESSETH:

         WHEREAS, there has previously been executed and delivered to the Trustee an Indenture providing for the issuance of the Issuer's 11 1/4% Senior Notes due 2007 (the "Notes");

         WHEREAS, the Issuer has solicited consents from the Holders of certain amendments (the "Amendments") to the Indenture; and

         WHEREAS, the Holders of a majority in aggregate principal amount of the outstanding Notes have consented to the Amendments in accordance with the provisions of Section 9.02 of the Indenture.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto agree, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

                                   ARTICLE ONE

                           AMENDMENT OF THE INDENTURE

         SECTION 1.01.     AMENDMENTS TO THE INDENTURE.

         Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.12,
4.13, 4.14, 4.15, 4.18, 4.19, 5.01, 5.02, 6.01 and 6.02 of the Indenture and the
penultimate paragraph of Section 11.01 of the Indenture are amended and restated in their entirety to read as set forth on Schedule 1 hereto.

                                   ARTICLE TWO

                                  MISCELLANEOUS

         SECTION 2.01. EFFECT. The provisions set forth in this Supplemental Indenture shall be deemed to be, and shall be construed as part of, the Indenture to the same extent as if set forth fully therein. All references to the Indenture in the Indenture or in any other agreement, document or instrument delivered in connection therewith or pursuant thereto shall be deemed to refer to the Indenture as amended by this Supplemental Indenture. Except as amended hereby, the Indenture shall remain in full force and effect.

         SECTION 2.02. TRUST INDENTURE ACT CONTROLS. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required by or deemed to be
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included in this Supplemental Indenture by the Trust Indenture Act (as such term is defined in the Indenture), the required or incorporated provision shall control.

         SECTION 2.03. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         SECTION 2.04. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 2.05. EFFECTIVENESS. This Supplemental Indenture shall not be effective until the time that is the later of (x) the time this Supplemental Indenture is executed and delivered by the Trustee and (y) the moment immediately prior to the original issue of the Issuer's 10% Senior Notes due 2006.

         SECTION 2.06. SEVERABILITY. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 2.07. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the day and year first above written.

                            LORAL CYBERSTAR, INC.(1)

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            LORAL CYBERSTAR GLOBAL SERVICES, INC.(2)

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            LORAL CYBERSTAR INTERNATIONAL, INC.(3)

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            ORIONNET, INC.(4)

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            LORAL CYBERSTAR GMBH(5)

                            By: /s/ Herbert Reska
                                ------------------------------------------------
                                 Name: Herbert Reska
                                 Title: Managing Director

                      [SENIOR NOTES SUPPLEMENTAL INDENTURE]



(1) As successor to ORION NETWORK SYSTEMS, INC., ORION SATELLITE CORPORATION, ORION OLDCO SERVICES, INC. and INTERNATIONAL PRIVATE SATELLITE PARTNERS, L.P.
(2)    Formerly known as ("f.k.a") LORAL GLOBAL SERVICES, INC.
(3) f.k.a. ORION ATLANTIC EUROPE, INC.; as successor to ORION ASIA PACIFIC CORPORATION, ASIA PACIFIC SPACE & COMMUNICATIONS, LTD., LORAL ORION GLOBAL SERVICES, INC. and LORAL ORION NETWORK SYSTEMS - AMERICAS, INC.
(4)    As successor to ORIONNET FINANCE CORPORATION.
(5)    As successor to TELEPORT EUROPE GMBH.

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                            LORAL ASIA PACIFIC SATELLITE (HK) LIMITED

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            LORAL CYBERSTAR JAPAN, INC.(6)

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            LORAL CYBERSTAR SERVICES, INC.

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            LORAL CYBERSTAR HOLDINGS, L.L.C.

                            By:  /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name: Janet T. Yeung
                                 Title: Vice President and Assistant Secretary

                            BANKERS TRUST COMPANY, as Trustee

                            By:  /s/ Susan Johnson
                                 -----------------------------------------------
                                 Name: Susan Johnson
                                 Title: Vice President

                      [SENIOR NOTES SUPPLEMENTAL INDENTURE]



(6)    f.k.a. LORAL ORION JAPAN, INC.

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                   SCHEDULE 1 TO SUPPLEMENTAL INDENTURE NO. 1

                           AMENDMENTS TO THE INDENTURE

         SECTION 4.02.Intentionally omitted.

         SECTION 4.03.Intentionally omitted.

         SECTION 4.04.Intentionally omitted.

         SECTION 4.05.Intentionally omitted.

         SECTION 4.06.Intentionally omitted.

         SECTION 4.07.Intentionally omitted.

         SECTION 4.08.Intentionally omitted.

         SECTION 4.09.Intentionally omitted.

         SECTION 4.10.Intentionally omitted.

         SECTION 4.12.Intentionally omitted.

         SECTION 4.13.Intentionally omitted.

         SECTION 4.14.Intentionally omitted.

         SECTION 4.15.Intentionally omitted.

         SECTION 4.18.Intentionally omitted.

         SECTION 4.19.Intentionally omitted.

         SECTION 5.01. CONSOLIDATION, MERGER AND SALE OF ASSETS. Each of the Company and each Guarantor will not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions), to, any Person or permit any Person to merge with or into the Company or any Guarantor unless:

                  (i) the Company or any Guarantor, as the case may be, shall be the continuing Person, or the Person (if other than the Company or Guarantor) formed by such consolidation or into which the Company or any Guarantor, as the case may be, is merged or that acquired or leased such property and assets of the Company or as any Guarantor, as the case may be, shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the

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         Trustees, all of the obligations of the Company or any Guarantor, as the case may be, on all of the Notes and under the Indenture;

                  (ii)  Intentionally omitted;

                  (iii)  Intentionally omitted;

                  (iv)  Intentionally omitted;

                  (v) the Company or Guarantor, as the case may be, delivers to the Trustee an Officers' certificate and an Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with.

         SECTION 5.02. SUCCESSOR SUBSTITUTED. Upon any consolidation or merger, or any sale, conveyance, transfer or other disposition of all of substantially all of the property and assets of the Company or any Guarantor, as the case may be, in accordance with Section 5.01 of this Indenture, the successor Person formed by such consolidation or into which the Company or such Guarantor is merged or to which such sale, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or such Guarantor herein and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

         SECTION 6.01. EVENTS OF DEFAULT. An "Event of Default" shall occur with respect to the Notes if:

                  (a) the Company defaults in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

                  (b) the Company defaults in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days;

                  (c)  Intentionally omitted;

                  (d) the Company defaults in the performance of or breaches any other covenant or agreement of the Company in this Indenture or under the Notes (other than a default specified in clause (a) or (b) above) and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount at maturity of the Notes;

                  (e)  Intentionally omitted;

                  (f)  Intentionally omitted;

                  (g)  Intentionally omitted;


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                  (h)  Intentionally omitted;

                  (i) the Note Guarantee shall cease to be, or shall be asserted in writing by the Company or any Guarantor not to be, in full force and effect or enforceable in accordance with their respective terms.

                  (j)  Intentionally omitted.

         SECTION 6.02. ACCELERATION. If an Event of Default occurs and is continuing under the Indenture, the Trustee of the Holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the Accreted Value of, premium, if any, and accrued interest on the Notes to be immediately due and payable. Upon a declaration of acceleration, such Accreted Value of, premium, if any, and accrued interest shall be immediately due and payable.

         The penultimate of Section 11.01 is amended and restated in its entirety to read as follows:

         Each Guarantor hereby irrevocably defers, until the principal of, premium, if any, and interest on the Notes shall have been paid in full, any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of its obligations under its Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Holders against the Company or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off of in any other manner, payment or security on account of such claim or other rights, except (a) each Transferred Guarantor shall not be subject to the foregoing limitations and (b) the Company and the Guarantors (other than Transferred Guarantors) shall, at the request of any Transferred Guarantor, indemnify such Transferred Guarantor for any amount (including guarantee payments) or expense incurred by such Transferred Guarantor under its Guarantee. If any amount shall be paid to any Guarantor (other than a Transferred Guarantor) in violation of the preceding sentence and the principal of, premium, if any, and accrued interests on the Notes shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon the principal of, premium, if any, and accrued interest on the Notes. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Notes pursuant to this Indenture and that the waivers set forth in this Section 11.01 are knowingly made in contemplation of such benefits. As used herein, the term "Transferred Guarantor" refers to any Guarantor engaged in the data business the stock of which (or the stock of any direct or indirect owner of such stock) is transferred to a Person other than the Company or another Guarantor.



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